Exhibit 21.1

Inland Retail Real Estate Trust, Inc.

Subsidiaries of the Registrant

(Amended)

Effective February 21, 2005

Business Entity	State of Incorporation
Inland Retail Real Estate Advisory Services, Inc.	Illinois
Inland Retail Real Estate Limited Partnership	Illinois
Inland Retail Real Estate Trust, Inc.	Maryland
Inland Mid-Atlantic Management Corp.	Delaware
Inland Southeast Property Management Corp.	Delaware
Inland Southern Management Corp.	Delaware
Irreti Acquisition 1, Inc.	Delaware
Irreti Acquisition 2, Inc.	Delaware
Irreti Acquisition 3, Inc.	Delaware
Irreti Acquisition 4, Inc.	Delaware
Inland Boynton Acquisitions, L.L.C.	Florida
Inland Boynton Investment, L.L.C.	Florida
Inland Countryside G.P., L.L.C.	Florida
Inland Duvall LLLP	Maryland
Inland Harundale LLLP	Maryland
Inland Lake Olympia G.P., L.L.C.	Florida
Inland Lake Walden G.P., L.L.C.	Florida
Inland Merchants Square G.P., L.L.C.	Florida
Inland Southeast 6th Street DST	Delaware
Inland Southeast 12th Street DST	Delaware
Inland Southeast Aberdeen, L.L.C.	Delaware
Inland Southeast Abernathy, L.L.C.	Delaware
Inland Southeast Acworth, L.L.C.	Georgia
Inland Southeast Aiken, L.L.C.	Delaware
Inland Southeast Aiken Whiskey Road, L.L.C.	Delaware
Inland Southeast Alliance, L.L.C.	Delaware
Inland Southeast Alpharetta, L.L.C.	Delaware
Inland Southeast Anderson, L.L.C.	Delaware
Inland Southeast Apopka, L.L.C.	Delaware
Inland Southeast Arapaho, L.L.C.	Delaware
Inland Southeast Asheville, L.L.C.	Delaware
Inland Southeast Auto Leesville, L.L.C.	Delaware
Inland Southeast Auto Sulpher, L.L.C.	Delaware
Inland Southeast Auto Temple, L.L.C.	Delaware
Inland Southeast Azur Augusta, L.L.C.	Delaware
Inland Southeast Baltimore, L.L.C.	Delaware
Inland Southeast Barber, L.L.C.	Delaware
Inland Southeast Bardmoor, L.L.C.	Delaware
Inland Southeast Barrett, L.L.C.	Delaware
Inland Southeast Baytown GP, L.L.C.	Delaware
Inland Southeast Baytown Limited Partnership	Illinois
Inland Southeast Baytown LP, L.L.C.	Delaware
Inland Southeast Bellevue, L.L.C.	Delaware
Inland Southeast Berry Town, L.L.C.	Delaware
Inland Southeast Bethany, L.L.C.	Delaware
Inland Southeast Birkdale, L.L.C.	Delaware
Inland Southeast Birmingham River Ridge, L.L.C.	Delaware

Inland Southeast Bloomingdale, L.L.C.	Delaware
Inland Southeast Boston, L.L.C.	Delaware
Inland Southeast Brandon, L.L.C.	Delaware
Inland Southeast Brick, L.L.C.	Delaware
Inland Southeast Bridgewater, L.L.C.	Florida
Inland Southeast Broadway Street, L.L.C.	Delaware
Inland Southeast Brooker, L.L.C.	Delaware
Inland Southeast Buckingham, L.L.C.	Delaware
Inland Southeast Buffalo Road DST	Delaware
Inland Southeast Camfield, L.L.C.	Delaware
Inland Southeast Camp Hill PA DST	Delaware
Inland Southeast Capital Crossing, L.L.C.	Delaware
Inland Southeast Carlisle DST	Delaware
Inland Southeast Cary, L.L.C.	Delaware
Inland Southeast Cary Millpond, L.L.C.	Delaware
Inland Southeast Cascades, L.L.C.	Delaware
Inland Southeast Casselberry, L.L.C.	Florida
Inland Southeast Catonsville, L.L.C.	Delaware
Inland Southeast Cedar Springs, L.L.C.	Delaware
Inland Southeast Center Pointe, L.L.C.	Delaware
Inland Southeast Central Avenue, L.L.C.	Delaware
Inland Southeast Chalet Suzanne, L.L.C.	Delaware
Inland Southeast Charlotte Southlake, L.L.C.	Delaware
Inland Southeast Chattanooga, LLC	Delaware
Inland Southeast Chesterfield, L.L.C.	Delaware
Inland Southeast Chickasaw, L.L.C.	Delaware
Inland Southeast Citiside, L.L.C.	Delaware
Inland Southeast Citrus Hills, L.L.C.	Delaware
Inland Southeast City Crossing, L.L.C.	Delaware
Inland Southeast Clayton, L.L.C.	Delaware
Inland Southeast Clearwater, L.L.C.	Delaware
Inland Southeast Coleman, L.L.C.	Delaware
Inland Southeast Colerain, L.L.C.	Delaware
Inland Southeast Colonial, L.L.C.	Delaware
Inland Southeast Colonial Lebanon, L.L.C.	Delaware
Inland Southeast Colony, L.L.C.	Delaware
Inland Southeast Columbia, L.L.C.	Florida
Inland Southeast Columbiana, L.L.C.	Delaware
Inland Southeast Commonwealth II, L.L.C.	Delaware
Inland Southeast Con Crossing, L.L.C.	Delaware
Inland Southeast Concord, L.L.C.	Delaware
Inland Southeast Conway, L.L.C.	Florida
Inland Southeast Conyers, L.L.C.	Delaware
Inland Southeast Cortez, L.L.C.	Delaware
Inland Southeast Countryside Limited Partnership	Florida
Inland Southeast Cove Road, L.L.C.	Delaware
Inland Southeast Cox Creek, L.L.C.	Delaware
Inland Southeast Creeks, L.L.C.	Delaware

Inland Southeast Creekwood, L.L.C.	Delaware
Inland Southeast Crystal Springs, L.L.C.	Delaware
Inland Southeast Cullman, L.L.C.	Delaware
Inland Southeast Culver City DST	Delaware
Inland Southeast Cypress Trace, L.L.C.	Delaware
Inland Southeast Dania, L.L.C.	Delaware
Inland Southeast Davis Boulevard, L.L.C.	Delaware
Inland Southeast Daytona Beach, LLC	Delaware
Inland Southeast Del Paraiso, L.L.C.	Delaware
Inland Southeast Denbigh Village, L.L.C.	Delaware
Inland Southeast Dollar SB, L.L.C.	Delaware
Inland Southeast Dothan, L.L.C.	Delaware
Inland Southeast Douglasville, L.L.C.	Delaware
Inland Southeast Downtown SP, L.L.C.	Delaware
Inland Southeast Duluth, L.L.C.	Delaware
Inland Southeast Duluth Reynolds, L.L.C.	Delaware
Inland Southeast Duvall, L.L.C.	Delaware
Inland Southeast East 26th Street DST	Delaware
Inland Southeast East Hanover, L.L.C.	Delaware
Inland Southeast Edgewater, L.L.C.	Delaware
Inland Southeast Eisenhower, L.L.C.	Delaware
Inland Southeast Ellenwood, L.L.C.	Delaware
Inland Southeast Enota, L.L.C.	Delaware
Inland Southeast Fayette I and II, L.L.C.	Delaware
Inland Southeast Fayette I and II SPE, L.L.C.	Delaware
Inland Southeast Fayette III, L.L.C.	Delaware
Inland Southeast Fayette IV, L.L.C.	Delaware
Inland Southeast Fayetteville, L.L.C.	Delaware
Inland Southeast Flamingo Falls, L.L.C.	Delaware
Inland Southeast Forest Hills, L.L.C.	Delaware
Inland Southeast Forestdale, L.L.C.	Delaware
Inland Southeast Forsyth, L.L.C.	Delaware
Inland Southeast Forsyth Outlot, L.L.C.	Delaware
Inland Southeast Fountains, L.L.C.	Delaware
Inland Southeast Fredericksburg, LLC	Delaware
Inland Southeast Gaffney, L.L.C.	Delaware
Inland Southeast Garland, L.L.C.	Delaware
Inland Southeast Gate-Con, L.L.C.	Delaware
Inland Southeast Gateway, L.L.C.	Florida
Inland Southeast Genesee Street, L.L.C.	Delaware
Inland Southeast Glenwood Gentry, L.L.C.	Delaware
Inland Southeast Golden Acres, L.L.C.	Delaware
Inland Southeast Golden Gate, L.L.C.	Delaware
Inland Southeast Golden Mile Highway DST	Delaware
Inland Southeast Goldenrod, L.L.C.	Delaware
Inland Southeast Golf, L.L.C.	Delaware
Inland Southeast Grand Prairie GP, L.L.C.	Delaware

Inland Southeast Grand Prairie Limited Partnership	Illinois
Inland Southeast Grand Prairie LP, L.L.C.	Delaware
Inland Southeast Greensboro, L.L.C.	Delaware
Inland Southeast Greenville Augusta, L.L.C.	Delaware
Inland Southeast Greenville Woodruff, L.L.C.	Delaware
Inland Southeast Greenwood, L.L.C.	Delaware
Inland Southeast Hainesport, L.L.C.	Delaware
Inland Southeast Hairston, L.L.C.	Delaware
Inland Southeast Hampton, L.L.C.	Delaware
Inland Southeast Harundale, L.L.C.	Delaware
Inland Southeast Heritage, L.L.C.	Delaware
Inland Southeast Highlands Ranch, L.L.C.	Delaware
Inland Southeast Highwood, L.L.C.	Delaware
Inland Southeast Highwood II, L.L.C.	Delaware
Inland Southeast Hilliard Rome, L.L.C.	Delaware
Inland Southeast Hilliard Rome SPE, L.L.C.	Delaware
Inland Southeast Hillsboro, L.L.C.	Delaware
Inland Southeast Hiram, L.L.C.	Delaware
Inland Southeast Holmes Beach, L.L.C.	Delaware
Inland Southeast Houston, L.L.C.	Delaware
Inland Southeast Huntsville, L.L.C.	Delaware
Inland Southeast Independence, L.L.C.	Delaware
Inland Southeast Jacksboro, L.L.C.	Delaware
Inland Southeast Jacksonville, L.L.C.	Delaware
Inland Southeast Jefferson Street DST	Delaware
Inland Southeast Jersey City, L.L.C.	Delaware
Inland Southeast JFF, L.L.C.	Delaware
Inland Southeast JFF Augusta, L.L.C.	Delaware
Inland Southeast JFF Covington, L.L.C.	Delaware
Inland Southeast Jones Bridge, L.L.C.	Delaware
Inland Southeast Katy GP, L.L.C.	Delaware
Inland Southeast Katy Limited Partnership	Illinois
Inland Southeast Katy LP, L.L.C.	Delaware
Inland Southeast Keene, L.L.C.	Delaware
Inland Southeast Kensington Place, L.L.C.	Delaware
Inland Southeast Kester Mill, L.L.C.	Delaware
Inland Southeast Killearn, L.L.C.	Delaware
Inland Southeast Knoxville, L.L.C.	Delaware
Inland Southeast Lake Dow, L.L.C.	Delaware
Inland Southeast Lake Mary, L.L.C.	Delaware
Inland Southeast Lake Olympia Limited Partnership	Florida
Inland Southeast Lake Olympia Outparcel Limited Partnership	Florida
Inland Southeast Lake Walden Limited Partnership	Florida
Inland Southeast Lake Worth, L.L.C.	Delaware
Inland Southeast Lakeview, L.L.C.	Delaware
Inland Southeast Lakewood, L.L.C.	Delaware
Inland Southeast Lakewood Outlots, L.L.C.	Delaware

Inland Southeast Largo, L.L.C.	Delaware
Inland Southeast Largo NB, L.L.C.	Maryland
Inland Southeast Lawrenceville, L.L.C.	Delaware
Inland Southeast Lexington, L.L.C.	Delaware
Inland Southeast Lithia, L.L.C.	Delaware
Inland Southeast Loisdale, L.L.C.	Delaware
Inland Southeast Lynchburg, L.L.C.	Delaware
Inland Southeast Macon, L.L.C.	Delaware
Inland Southeast Main Colony, L.L.C.	Delaware
Inland Southeast Manchester, L.L.C.	Delaware
Inland Southeast Market Place, L.L.C.	Delaware
Inland Southeast Market Square, L.L.C.	Delaware
Inland Southeast McFarland, L.L.C.	Delaware
Inland Southeast Meadowmont, L.L.C.	Delaware
Inland Southeast Meadows, L.L.C.	Delaware
Inland Southeast Melbourne, L.L.C.	Delaware
Inland Southeast Memorial Boulevard DST	Delaware
Inland Southeast Merchants Square Limited Partnership	Florida
Inland Southeast Middletown, L.L.C.	Delaware
Inland Southeast Midway, L.L.C.	Delaware
Inland Southeast Midwestern Parkway, L.L.C.	Delaware
Inland Southeast Mill Creek, L.L.C.	Delaware
Inland Southeast Millersport Highway, L.L.C.	Delaware
Inland Southeast Millpond, L.L.C.	Delaware
Inland Southeast Monroe, L.L.C.	Delaware
Inland Southeast Monroeville Boulevard DST	Delaware
Inland Southeast Mooresville, L.L.C.	Delaware
Inland Southeast Morgantown, L.L.C.	Delaware
Inland Southeast Morris, L.L.C.	Delaware
Inland Southeast Morrow, L.L.C.	Delaware
Inland Southeast MT. Pleasant, L.L.C.	Delaware
Inland Southeast MT. Pleasant Outlot, L.L.C.	Delaware
Inland Southeast Naugatuck, L.L.C.	Delaware
Inland Southeast Naugatuck SPE, L.L.C.	Delaware
Inland Southeast New Tampa, L.L.C.	Delaware
Inland Southeast Newnan, L.L.C.	Delaware
Inland Southeast Newport News, L.L.C.	Delaware
Inland Southeast Norman, L.L.C.	Delaware
Inland Southeast North Hills, L.L.C.	Delaware
Inland Southeast Northlake, L.L.C.	Delaware
Inland Southeast Northpoint, L.L.C.	Delaware
Inland Southeast Oak Summit, L.L.C.	Delaware
Inland Southeast Oak Summit Outlot, L.L.C.	Delaware
Inland Southeast Oakley, L.L.C.	Delaware
Inland Southeast Oklahoma City, L.L.C.	Delaware
Inland Southeast Oleander, L.L.C.	Delaware
Inland Southeast Olivers Crossing, L.L.C.	Delaware

Inland Southeast Olympia DST	Delaware
Inland Southeast Orange Blossom, L.L.C.	Delaware
Inland Southeast Overlook DST	Delaware
Inland Southeast Paradise Place, L.L.C.	Delaware
Inland Southeast Paradise Point, L.L.C.	Delaware
Inland Southeast Paraiso, L.L.C.	Delaware
Inland Southeast Parkaire, L.L.C.	Delaware
Inland Southeast Parker, L.L.C.	Delaware
Inland Southeast Peach Street DST	Delaware
Inland Southeast Penn Highway DST	Delaware
Inland Southeast Piedmont, L.L.C.	Delaware
Inland Southeast Pinehurst, L.L.C.	Delaware
Inland Southeast Pittsburgh Street DST	Delaware
Inland Southeast Plant City, L.L.C.	Delaware
Inland Southeast Port Huron, L.L.C.	Delaware
Inland Southeast Promenade, L.L.C.	Delaware
Inland Southeast Raleigh, L.L.C.	Delaware
Inland Southeast Raleigh Alexander, L.L.C.	Delaware
Inland Southeast Redbud, L.L.C.	Delaware
Inland Southeast Richland, L.L.C.	Delaware
Inland Southeast Richland Outlot, L.L.C.	Delaware
Inland Southeast Richmond, L.L.C.	Delaware
Inland Southeast River Oaks, L.L.C.	Delaware
Inland Southeast River Ridge, L.L.C.	Delaware
Inland Southeast River Run, L.L.C.	Delaware
Inland Southeast Riverstone, L.L.C.	Delaware
Inland Southeast Rome, L.L.C.	Delaware
Inland Southeast Rosedale, L.L.C.	Delaware
Inland Southeast Route 130 DST	Delaware
Inland Southeast Rowlett, L.L.C.	Delaware
Inland Southeast Sand Lake, L.L.C.	Delaware
Inland Southeast Sandy Plains, L.L.C.	Delaware
Inland Southeast Sarasota, L.L.C.	Delaware
Inland Southeast Saw Mill Run Boulevard DST	Delaware
Inland Southeast Seekonk, L.L.C.	Delaware
Inland Southeast Sexton, L.L.C.	Delaware
Inland Southeast Shelmore, L.L.C.	Delaware
Inland Southeast Sheridan, L.L.C.	Delaware
Inland Southeast Short Pump, L.L.C.	Delaware
Inland Southeast Siler, L.L.C.	Delaware
Inland Southeast Skyview, L.L.C.	Delaware
Inland Southeast Slatten, L.L.C.	Delaware
Inland Southeast Snellville, L.L.C.	Delaware
Inland Southeast Southbridge, L.L.C.	Delaware
Inland Southeast Southern Pines, L.L.C.	Delaware
Inland Southeast Southlake, L.L.C.	Delaware
Inland Southeast Southlake Phase 3, L.L.C.	Delaware

Inland Southeast Southwood, L.L.C.	Delaware
Inland Southeast Spartanburg Blackstock, L.L.C.	Delaware
Inland Southeast Spartanburg Pine, L.L.C.	Delaware
Inland Southeast Spring Mall, L.L.C.	Delaware
Inland Southeast Springfield, L.L.C.	Delaware
Inland Southeast Squirewood, L.L.C.	Delaware
Inland Southeast Station, L.L.C.	Delaware
Inland Southeast Steeplechase, L.L.C.	Delaware
Inland Southeast Steubenville, L.L.C.	Delaware
Inland Southeast Stockbridge, L.L.C.	Delaware
Inland Southeast Stone Mountain, L.L.C.	Delaware
Inland Southeast Stonebridge, L.L.C.	Delaware
Inland Southeast Stonecrest, L.L.C.	Delaware
Inland Southeast Suwanee, L.L.C.	Delaware
Inland Southeast SW Parkway, L.L.C.	Delaware
Inland Southeast Sycamore, L.L.C.	Delaware
Inland Southeast Sycamore II, L.L.C.	Delaware
Inland Southeast Sycamore III, L.L.C.	Delaware
Inland Southeast Sycamore School, L.L.C.	Delaware
Inland Southeast Sylvania, L.L.C.	Delaware
Inland Southeast Tampa Palms, L.L.C.	Delaware
Inland Southeast Tega Cay, L.L.C.	Delaware
Inland Southeast Tequesta, L.L.C.	Delaware
Inland Southeast Thompson Monticello, L.L.C.	Delaware
Inland Southeast Town & Country, L.L.C.	Delaware
Inland Southeast Town Center Limited Partnership	Georgia
Inland Southeast Trinity Mills, L.L.C.	Delaware
Inland Southeast Turkey Creek II, L.L.C.	Delaware
Inland Southeast Tyrone, L.L.C.	Delaware
Inland Southeast Tyrone II, L.L.C.	Delaware
Inland Southeast Union, L.L.C.	Delaware
Inland Southeast Universal, L.L.C.	Florida
Inland Southeast Valley Park, L.L.C.	Delaware
Inland Southeast Vero Beach, L.L.C.	Delaware
Inland Southeast Village Crossing, L.L.C.	Delaware
Inland Southeast Visionworks, L.L.C.	Delaware
Inland Southeast Wake Forest Capital, L.L.C.	Delaware
Inland Southeast Wakefield, L.L.C.	Delaware
Inland Southeast Warner Robins, L.L.C.	Delaware
Inland Southeast Warwick, L.L.C.	Delaware
Inland Southeast Watercolor, L.L.C.	Delaware
Inland Southeast Waterfront Market DST	Delaware
Inland Southeast Waterfront Market, L.L.C.	Delaware
Inland Southeast Waterfront Town Center DST	Delaware
Inland Southeast Waterfront Town Center, L.L.C.	Delaware
Inland Southeast Wendover, L.L.C.	Delaware
Inland Southeast West 26th Street DST	Delaware

Inland Southeast West Chester, L.L.C.	Delaware
Inland Southeast West Falls, L.L.C.	Delaware
Inland Southeast West Oaks, L.L.C.	Delaware
Inland Southeast West Springfield, L.L.C.	Delaware
Inland Southeast West Springfield SPE, L.L.C.	Delaware
Inland Southeast Whitlock, L.L.C.	Delaware
Inland Southeast Willoughby Hills, L.L.C.	Delaware
Inland Southeast Windsor, L.L.C.	Delaware
Inland Southeast Winslow Bay, L.L.C.	Delaware
Inland Southeast Winter Park, L.L.C.	Delaware
Inland Southeast Woodruff, L.L.C.	Delaware
Inland Southeast Woodstock, L.L.C.	Delaware
Inland Southeast Wytheville, L.L.C.	Delaware
Inland Town Center G.P., L.L.C.	Georgia
I.S. White Marsh, L.L.C.	Maryland
I.S. White Marsh Trust	Maryland
ISE Bartow, L.L.C.	Georgia
ISE Charlotte, L.L.C.	Delaware
ISE Harundale, L.L.C.	Maryland
ISE Macon Parent, L.L.C.	Georgia
ISE Pleasant Hill, L.L.C.	Georgia
ISE Route 22, L.L.C.	Delaware
ISE Valley Park, L.L.C.	Maryland
ISE Visionworks, L.L.C.	Delaware
ISE Warner Robins Parent, L.L.C.	Georgia
MOR Duvall Village LLC	Maryland